UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 3, 2017

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On August 3, 2017, EnLink Midstream Partners, LP (the “Partnership”) entered into an Equity Distribution Agreement (the “Agreement”) with UBS Securities LLC, Barclays Capital Inc., BMO Capital Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Jefferies LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC (collectively, the “Sales Agents”) to sell up to $600 million in aggregate gross sales of common units representing limited partner interests in the Partnership (the “Common Units”) from time to time through an “at the market” equity offering program.

Pursuant to the Agreement, the Common Units may be offered and sold through the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange at market prices, in block transactions, or as otherwise agreed by the Partnership and the Sales Agents. The Agreement provides that any Sales Agent, when it is acting as the Partnership’s agent, will be entitled to compensation of up to 2% of the gross sales price of the Common Units sold through such Sales Agent from time to time. The Partnership may also sell Common Units to any Sales Agent as principal for the Sales Agent’s own account at a price agreed upon at the time of sale. The Partnership has no obligation to sell any of the Common Units under the Agreement and may at any time suspend solicitation and offers under the Agreement.

The offer and sale of the Common Units will be registered under the Securities Act, pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-217848) (as amended, the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on June 23, 2017, including the prospectus contained therein, as supplemented by the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act on August 3, 2017.

In the Agreement, the Partnership agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Sales Agents may be required to make because of any of those liabilities.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.                                        Other Events.

The opinions of Baker Botts L.L.P. relating to the Common Units are filed herewith as Exhibits 5.1 and 8.1 and are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Equity Distribution Agreement, dated August 3, 2017, by and among the Partnership and UBS Securities LLC, Barclays Capital Inc., BMO Capital Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Jefferies LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC

5.1	—	Opinion of Baker Botts L.L.P.
8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC,
its General Partner

Date: August 3, 2017	By:	/s/ Michael J. Garberding
Michael J. Garberding
President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Equity Distribution Agreement, dated August 3, 2017, by and among the Partnership and UBS Securities LLC, Barclays Capital Inc., BMO Capital Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Jefferies LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC

5.1	—	Opinion of Baker Botts L.L.P.
8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).